Exhibit 99.10

                CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 10, 2002 in this Registration Statement (Form N-1A No. 002-60655) of UBS PaineWebber Cashfund, Inc.


                                          /s/ ERNST & YOUNG LLP

                                          ERNST & YOUNG LLP


New York, New York
July 23, 2002